Exhibit 10.07

VOCERA COMMUNICATIONS, INC.

2010 STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (the “Agreement”) is made and entered into as of November 3, 2010 (the “Effective Date”) by and between Vocera Communications, Inc. (the “Company”) and DS Consulting Associates, LLC, a Minnesota limited liability company doing business as ExperiaHealth (the “Optionee”).

RECITALS:

WHEREAS, the Company has entered into an Asset Purchase Agreement (the “Purchase Agreement”) dated as of the Effective Date, by and among the Optionee, the Company and ExperiaHealth, Inc., a wholly-owned subsidiary of the Company;

WHEREAS, part of the consideration to the Optionee by the Company pursuant to the Purchase Agreement is an option (the “Option”) to purchase shares (the “Shares”) of Common Stock of the Company (“Common Stock”), as set forth in Section 1.1 below and as adjusted from time to time pursuant to Section 5 below, upon the terms and conditions set forth in this Agreement.

AGREEMENT

NOW THEREFORE, IT IS AGREED between the parties as follows:

1.	CERTAIN OPTION TERMS.

1.1. Options and Exercise Price. The Company hereby issues to the Optionee the Option to purchase a maximum of 250,000 shares of Common Stock at an exercise price of $0.37 per share, deemed to be the fair market value of a share, of Common Stock as of the Effective Date. The purchase price, which is the number of shares being purchased under the Option multiplied by the exercise price, will be paid to the Company by the Optionee’s delivery of cash or a check. Exercise of the Option will be subject to the terms and restrictions of this Agreement (including, without limitation, Section 1.2, below).

1.2. Vesting. The Option will be exercisable by the Optionee from time to time and only to the extent that it is “vested.” As of the Effective Date, the Option will be entirely unvested. The Option will vest on March 1, 2011 as to a number of Shares equal to one Share for every $2.00 that the 2011 Revenue exceeds the 2010 Revenue, rounded down to the nearest whole number of Shares. To the extent the 2011 Revenue is less than or equal to the 2010 Revenue, no vesting will occur. Vesting shall cease as to any Shares unvested as of March 1, 2011 and the right to acquire any such Shares shall terminate.

2.	DEFINITIONS AND CONSTRUCTION.

2.1. Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such in the Purchase Agreement.

2.2. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.	RESTRICTIONS ON TRANSFER.

3.1. Restrictions on Options Transferability. The Option will not be transferable other than (w) in connection with the dissolution of the Optionee; (x) by will or the laws of descent and distribution; (y) with the prior written consent of the Company, to a trust if the then holder of the Option is considered the sole beneficial owner of the Option for tax purposes and under applicable law while it is held in trust.

3.2. Prohibited Transfers. No Holder of any Shares (may Transfer such Shares, or any interest therein except in full compliance with all applicable securities laws and any applicable restrictions on Transfer provided in the Company’s Certificate of Incorporation and/or Bylaws, which will be deemed incorporated by reference into this Agreement. All Transfers of Shares not complying with the specific limitations and conditions set forth in this Section 3 and Section 4 below are expressly prohibited. Any prohibited Transfer is ;void and of no effect, and no purported transferee in connection therewith will be recognized as the holder of Shares for any purpose whatsoever. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertakings or rights with respect to the Shares or exercise any other legal or equitable remedy. “Transfer” with respect to Shares means a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of those Shares, including any Involuntary Transfer, Donative Transfer or transfer by will or under the laws of descent and distribution. “Involuntary Transfer” with respect to Shares means any of the following: (i) an assignment of the Shares for the benefit of creditors of the transferor; (ii) a Transfer by will or under the laws of descent and distribution; (iii) a Transfer by operation of law; (iv) an execution of judgment against the Shares or the acquisition of record or beneficial ownership of Shares by a lender or creditor; (v) a Transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for bona fide estate planning purposes) under which any Shares are Transferred or awarded to the spouse of the transferor or are required to be sold; (vi) a Transfer resulting from the filing by the transferor of a petition for relief, or the filing of an involuntary petition against the transferor, under the bankruptcy laws of the United States or of any other nation; or (vii) a Transfer (even if volitional) constituting a pledge or the imposition of an encumbrance. “Donative Transfer” with respect to Shares means any voluntary Transfer with donative or charitable intent by a transferor other than for value or the payment of consideration to the transferor.

3.3. Permitted Transfers. In the case of a Permitted Transfer, the rights of first refusal and purchase of the Company set forth in Section 4 below will not apply to the particular Transfer constituting the Permitted Transfer. For such purposes, a “Permitted Transfer” means a Transfer by the holder of Shares that is approved in writing by the Company as a Permitted Transfer.

3.4. Conditions to Transfer. It will be a condition to any Transfer (whether as a Permitted Transfer, as a Transfer referred to in Section 4 or otherwise) of any Shares that:

(i) the transferee of the Shares will execute such documents as the Company may reasonably require to ensure that the Company’s rights under this Agreement are adequately protected with respect to such Shares, including, without limitation, the transferee’s agreement to be bound by all of the terms and conditions of this Agreement (such as transfer restrictions, market standoff provisions and rights of first refusal on transfer) and such Agreement, as if he or she were the original holder of such Shares; and

2

(ii) the Company is satisfied that such Transfer complies in all respects with the requirements imposed by applicable state and federal securities laws and regulations.

3.5. Market Standoff. If in connection with any public offering of securities of the Company (or any Successor Entity), the underwriter or underwriters managing such offering so requests, then each Optionee and each holder of Shares will agree to not sell or otherwise Transfer any such Shares (other than Shares if and to the extent included in such underwriting) without the prior written consent of such underwriter, for such period of time as may be requested by the underwriter commencing on the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering. By accepting an Option and/or Shares under this Agreement, the Optionee will be deethed to agree to execute such documents to further evidence such market standoff agreement as may be requested by such underwriter.

4.	RIGHT OF FIRST REFUSAL.

4.1. Grant of Right of First Refusal. Except as provided in Section 4.9 below, in the event the Optionee or a transferee of the Shares proposes or is obligated to Transfer any Shares (the “Transfer Shares”) to any person or entity, including, without limitation, any shareholder of the Company, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 4 (the “Right of First Refusal”).

4.2. Notice of Proposed Transfer. Prior to any proposed Transfer of the Transfer Shares, the Optionee shall deliver written notice (the “Transfer Notice”) to the Company describing fully the proposed Transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the “Proposed Transferee”) and, if the Transfer is voluntary and for value, the proposed transfer price (the “Proposed Price”), and containing such information necessary to show the bona fide nature of the proposed Transfer. If the Optionee proposes to Transfer any Transfer Shares to more than one Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee (as applicable) and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

4.3. Bona Fide Transfer. If the Company determines that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee’s failure to comply with the procedure described in this Section 4, and the Optionee shall have no right to Transfer the Transfer Shares without first complying with the procedure described in this Section 4. The Optionee shall not be permitted to Transfer the Transfer Shares if the proposed Transfer is not bona fide.

4.4. Exercise of Right of First Refusal. If the Company determines the proposed Transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) for a repurchase price determined in accordance with Section 4.5 by delivery to the Optionee of a notice of exercise of the Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company. The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed Transfer described in a Transfer Notice shall not affect the Company’s right to exercise the Right of First Refusal with respect to any proposed Transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by

3

the Optionee or issued by a person other than the Optionee with respect to a proposed Transfer to the same Proposed Transferee.

4.5. Payment of Repurchase Price. The price per Transfer Share being repurchased pursuant to the Right of First Refusal shall be an amount equal to (x) the Proposed Price, in the case of a amount shall be paid by the Company (or its transferee) in cash or a cash equivalent within sixty (60) days following its receipt of the Optionee’s Transfer Notice, For purposes of the foregoing, cancellation of any indebtedness of the Optionee to the Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

4.6. Failure to Exercise Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Optionee otherwise agree) within the period specified in. Section 4.4 above, the Optionee may conclude a Transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions and to the Proposed Transferee described in the Transfer Notice, provided such Transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the Transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed Transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this Section 4.

4.7. Transferees of Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such Transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Agreement, including this Section 4 providing for the Right of First Refusal with respect to any subsequent Transfer. Any sale or transfer of any Shares shall be void unless the provisions of this Section 4 are met.

4.8. Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.

4.9. Early Termination of Right of First Refusal. The other provisions of this Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon the existence of a public market for the class of shares subject to the Right of First Refusal. A market” shall be deemed to exist if such stock is listed on a national securities exchange, as that tem,. is used in the Securities Exchange Act of 1934, as amended.

5.	ADJUSTMENT TO SHARES SUBJECT TO AGREEMENT; CHANGE OF CONTROL.

5.1. If, from time to time during the term of this Agreement, there is any stock dividend or liquidating dividend of cash or property, stock split, reverse stock split, recapitalization, reclassification or other similar change in the character or amount of any of the outstanding securities of the Company, then, in such event any and all new, substituted or, additional securities or other property to which the Optionee is entitled by reason of Optionee’s ownership of Shares will be immediately subject to the provisions of this Agreement on the same

4

basis as all Shares originally acquired hereunder, and will be included in the word “Shares” for all purposes of this Agreement with the same force and effect as the Shares presently subject to this Agreement.

5.2. In addition, in the event of a Change of Control Transaction, the Option shall become an option to acquire the cash, securities or other property into which the Common Stock converted as a result of such Change of Control Transaction. The term “Change of Control Transaction” means a Business Combination in which (x) les than 50% of the outstanding voting securities of the Successor Entity immediately following the Closing of the Business Combination transaction are beneficially held by those persons and entities who beneficially held the voting securities of the Company immediately prior to such transaction as a result of or in exchange for such voting securities of the Company held immediately prior to such transaction; or (b) an existing shareholder (including its Affiliates) that held less than 50% of the outstanding voting securities of the Company prior to such transaction succeeds to ownership of more than 50% of the outstanding voting securities of the Company as a result of the transaction; the term “Business Combination” means a transaction or series of related transactions consummated within any period of ninety (90) days resulting in (i) the sale of all or substantially all of the assets of the Company, or (ii) a merger or consolidation or other reorganization in which the Company or a Subsidiary is a party. “Successor Entity” means a corporation or other entity that acquires all or substantially all of the assets of the Company, or which is the surviving or parent entity resulting from a Business Combination.

6.	EMPLOYMENT MATTERS.

Nothing in this Agreement will create in any manner whatsoever an employment agreement between Company and the Optionee, or any of its members, or affect in any manner the right or power of the Company, or a Parent Corporation or Subsidiary Corporation, to terminate the Optionee’s Service for any reason or no reason, with or without cause, subject to any other agreements between Company and the Optionee.

7.	RIGHTS AS A SHAREHOLDER.

The Optionee shall have no rights as a shareholder with respect to any Shares covered by the Option until the date of the issuance of a certificate for the Shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company (the “Issuance Date”). No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the Issuance Date. On the Issuance Date, the Optionee shall become the record holder of the Shares, entitled to dividends, if any, voting rights and other rights of a holder thereof, subject to the provisions of this Agreement.

8.	RESTRICTIONS ON ISSUANCE OF SHARES.

Notwithstanding any other provision of this Agreement to the contrary, no Shares shall be issued if the issuance or delivery of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of the Shares hereunder shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance and delivery of the Shares, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested.

5

9.	RESTRICTIONS ON TRANSFER OF SHARES.

No shares acquired pursuant to this Agreement may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Optionee), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the nrnvicinnq of tilic Agreement nr arynlienble law The rnrrir,q-rtv chap not he rertnired to transfer on its books any shares which shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

10.	PUBLIC OFFERING.

The Optionee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act. The Optionee agrees to execute any agreement requested by the underwriters of the Company to confirm such restrictions.

11.	LEGENDS.

The Company may at any time place legends referencing the Right of First Refusal and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Agreement in the possession of the Optionee in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”

6

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND REPURCHASE RIGHTS IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”

12.	MISCELLANEOUS.

12.1. Administration. All questions of interpretation concerning this Agreement shall be determined by the Board of Directors of the Company (the “Board”). All determinations by the Board.

12.2. Fractional Shares. No fractional shares shall be issued pursuant to this Agreement.

12.3. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature or at such other address as such party may designate in writing from time to time to the other party.

12.4. Binding Effect. Subject to the restrictions on transfer set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

12.5. Entire Agreement; Amendment. This Agreement and the Purchase Agreement together constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein and there are no agreements or understandings between the Optionee and the Company with respect to such subject matter other than those as set forth or provided for herein and therein. No amendment or addition hereto will be deemed effective unless agreed to in writing by the parties hereto.

12.6. Specific Performance. The Optionee agrees that the Company will be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement in addition to any other remedies available to the Company,

12.7. Waiver. No failure on the part of any party to exercise or delay in exercising any right hereunder will be deemed a waiver thereof, nor will any such failure or delay, or any single or partial exercise of any such right, preclude any further or other exercise of such right or any other right.

12.8. Validity. If any provision of this Agreement, or the application thereof, is for any reason and to any extent determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement and the application of such provision will be interpreted so as best to reasonably effect the intent of the parties hereto.

7

12.9. Applicable Law. This Agreement shall be governed by the laws of the State of California, without regard to such state’s conflicts of laws.

THE COMPANY:	VOCERA COMMUNICATIONS, INC.

	By:	/s/ Martin J. Silver
	Name:	Martin J. Silver
	Title:	Chief Financial Officer

THE OPTIONEE:	DS CONSULTING ASSOCIATES, LLC

By:
Name:
Title:

[Signature Page to 2010 Stock Option Agreement]

8

THE COMPANY:	VOCERA COMMUNICATIONS, INC.

By:
Name:
Title:

THE OPTIONEE:	DS CONSULTING ASSOCIATES, LLC

	By:	/s/ David R. Strand
	Name:	David R. Strand
	Title:	Chief Manager

[Signature Page to 2010 Stock Option Agreement]

Optionee:

Date:

STOCK OPTION

EXERCISE NOTICE

Vocera Communications, Inc.

Attention: Chief Financial Officer

Ladies and Gentlemen:

1. Exercise of Option. The undersigned was granted a stock option (the “Option”) to purchase shares of the common stock of Vocera Communications, Inc. (the “Company”) pursuant to the 2010 Stock Option Agreement dated November ____, 2010 (the “Option Agreement”). The undersigned hereby elects to exercise the Option as to a total of __________ shares of the common stock of the Company (the “Shares”), which are fully vested shares.

2. Payments. Enclosed is full payment in the aggregate amount of $________ for the Shares in the manner set forth in the Option Agreement.

3. Binding Effect. The undersigned agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Option Agreement, including the Right of First Refusal set forth therein, to all of which the undersigned hereby expressly assents. This Agreement shall inure to the benefit of and be binding upon the undersigned’s heirs, executors, administrators, successors and assigns.

4. Transfer. The undersigned understand and acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act, an exemption from such registration is available, or they are sold in accordance with Rule 144 or Rule 701 under the Securities Act. The undersigned further understand and acknowledge that the Company is under no obligation to register the Shares. The undersigned understands that the certificate or certificates evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company.

The undersigned is aware that Rule 144, promulgated under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied. The undersigned understands that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon request.

The undersigned understands that it is purchasing the Shares pursuant to the terms of the undersigned’s Option Agreement, a copy of which I have received and carefully read and understand.

DS CONSULTING ASSOCIATES, LLC

By:
Name:
Title:

Receipt of the above is hereby acknowledged. VOCERA COMMUNICATIONS, INC.

By:
Name:
Title:

2

VOCERA COMMUNICATIONS, INC.

2011 STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT (the “Agreement”) is made and entered into as of November 3, 2010 (the “Effective Date”) by and between Vocera Communications, Inc. (the “Company”) and DS Consulting Associates, LLC, a Minnesota limited liability company doing business as ExperiaHealth (the “Optionee”).

RECITALS:

WHEREAS, the Company has entered into an Asset Purchase Agreement (the “Purchase Agreement”) dated as of the Effective Date, by and among the Optionee, the Company and ExperiaHealth, Inc., a wholly-owned subsidiary of the Company;

WHEREAS, part of the consideration to the Optionee by the Company pursuant to the Purchase Agreement is an option (the “Option”) to purchase shares (the “Shares”) of Common Stock of the Company (“Common Stock”), as set forth in Section 1.1 below and as adjusted from time to time pursuant to Section 5 below, upon the terms and conditions set forth in this Agreement.

AGREEMENT

NOW THEREFORE, IT IS AGREED between the parties as follows:

1.	CERTAIN OPTION TERMS.

1.1. Options and Exercise Price. The Company hereby issues to the Optionee the Option to purchase a maximum of 250,000 shares of Common Stock at an exercise price of $0.37 per share, deemed to be the fair market value of a share, of Common Stock as of the Effective Date. The purchase price, which is the number of shares being purchased under the Option multiplied by the exercise price, will be paid to the Company by the Optionee’s delivery of cash or a check. Exercise of the Option will be subject to the terms and restrictions of this Agreement (including, without limitation, Section 1.2, below).

1.2. Vesting. The Option will be exercisable by the Optionee from time to time and only to the extent that it is “vested.” As of the Effective Date, the Option will be entirely unvested. The Option will vest on March 1, 2012 as to a number of Shares equal to one Share for every $2.00 that the 2011 Revenue exceeds the 2010 Revenue, rounded down to the nearest whole number of Shares. To the extent the 2011 Revenue is less than or equal to the 2010 Revenue, no vesting will occur. Vesting shall cease as to any Shares unvested as of March 1, 2011 and the right to acquire any such Shares shall terminate.

2.	DEFINITIONS AND CONSTRUCTION.

2.1. Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such in the Purchase Agreement.

2.2. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3.	RESTRICTIONS ON TRANSFER.

3.1. Restrictions on Options Transferability. The Option will not be transferable other than (w) in connection with the dissolution of the Optionee; (x) by will or the laws of descent and distribution; (y) with the prior written consent of the Company, to a trust if the then holder of the Option is considered the sole beneficial owner of the Option for tax purposes and under applicable law while it is held in trust.

3.2. Prohibited Transfers. No Holder of any Shares (may Transfer such Shares, or any interest therein except in full compliance with all applicable securities laws and any applicable restrictions on Transfer provided in the Company’s Certificate of Incorporation and/or Bylaws, which will be deemed incorporated by reference into this Agreement. All Transfers of Shares not complying with the specific limitations and conditions set forth in this Section 3 and Section 4 below are expressly prohibited. Any prohibited Transfer is ;void and of no effect, and no purported transferee in connection therewith will be recognized as the holder of Shares for any purpose whatsoever. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any undertakings or rights with respect to the Shares or exercise any other legal or equitable remedy. “Transfer” with respect to Shares means a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of those Shares, including any Involuntary Transfer, Donative Transfer or transfer by will or under the laws of descent and distribution. “Involuntary Transfer” with respect to Shares means any of the following: (i) an assignment of the Shares for the benefit of creditors of the transferor; (ii) a Transfer by will or under the laws of descent and distribution; (iii) a Transfer by operation of law; (iv) an execution of judgment against the Shares or the acquisition of record or beneficial ownership of Shares by a lender or creditor; (v) a Transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for bona fide estate planning purposes) under which any Shares are Transferred or awarded to the spouse of the transferor or are required to be sold; (vi) a Transfer resulting from the filing by the transferor of a petition for relief, or the filing of an involuntary petition against the transferor, under the bankruptcy laws of the United States or of any other nation; or (vii) a Transfer (even if volitional) constituting a pledge or the imposition of an encumbrance. “Donative Transfer” with respect to Shares means any voluntary Transfer with donative or charitable intent by a transferor other than for value or the payment of consideration to the transferor.

3.3. Permitted Transfers. In the case of a Permitted Transfer, the rights of first refusal and purchase of the Company set forth in Section 4 below will not apply to the particular Transfer constituting the Permitted Transfer. For such purposes, a “Permitted Transfer” means a Transfer by the holder of Shares that is approved in writing by the Company as a Permitted Transfer.

3.4. Conditions to Transfer. It will be a condition to any Transfer (whether as a Permitted Transfer, as a Transfer referred to in Section 4 or otherwise) of any Shares that:

(i) the transferee of the Shares will execute such documents as the Company may reasonably require to ensure that the Company’s rights under this Agreement are adequately protected with respect to such Shares, including, without limitation, the transferee’s agreement to be bound by all of the terms and conditions of this Agreement (such as transfer restrictions, market standoff provisions and rights of first refusal on transfer) and such Agreement, as if he or she were the original holder of such Shares; and

(ii) the Company is satisfied that such Transfer complies in all respects with the requirements imposed by applicable state and federal securities laws and regulations.

3.5. Market Standoff. If in connection with any public offering of securities of the Company (or any Successor Entity), the underwriter or underwriters managing such offering so requests, then each Optionee and each holder of Shares will agree to not sell or otherwise Transfer any such Shares (other than Shares if and to the extent included in such underwriting) without the prior written consent of such underwriter, for such period of time as may be requested by the underwriter commencing on the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering. By accepting an Option and/or Shares under this Agreement, the Optionee will be deethed to agree to execute such documents to further evidence such market standoff agreement as may be requested by such underwriter.

4.	RIGHT OF FIRST REFUSAL.

4.1. Grant of Right of First Refusal. Except as provided in Section 4.9 below, in the event the Optionee or a transferee of the Shares proposes or is obligated to Transfer any Shares (the “Transfer Shares”) to any person or entity, including, without limitation, any shareholder of the Company, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 4 (the “Right of First Refusal”).

4.2. Notice of Proposed Transfer. Prior to any proposed Transfer of the Transfer Shares, the Optionee shall deliver written notice (the “Transfer Notice”) to the Company describing fully the proposed Transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the “Proposed Transferee”) and, if the Transfer is voluntary and for value, the proposed transfer price (the “Proposed Price”), and containing such information necessary to show the bona fide nature of the proposed Transfer. If the Optionee proposes to Transfer any Transfer Shares to more than one Proposed Transferee, the Optionee shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Optionee and the Proposed Transferee (as applicable) and must constitute a binding commitment of the Optionee and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.

4.3. Bona Fide Transfer. If the Company determines that the information provided by the Optionee in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Optionee written notice of the Optionee’s failure to comply with the procedure described in this Section 4, and the Optionee shall have no right to Transfer the Transfer Shares without first complying with the procedure described in this Section 4. The Optionee shall not be permitted to Transfer the Transfer Shares if the proposed Transfer is not bona fide.

4.4. Exercise of Right of First Refusal. If the Company determines the proposed Transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Optionee otherwise agree) for a repurchase price determined in accordance with Section 4.5 by delivery to the Optionee of a notice of exercise of the Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company. The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed Transfer described in a Transfer Notice shall not affect the Company’s right to exercise the Right of First Refusal with respect to any proposed Transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Optionee or issued by a person other than the Optionee with respect to a proposed Transfer to the same Proposed Transferee.

4.5. Payment of Repurchase Price. The price per Transfer Share being repurchased pursuant to the Right of First Refusal shall be an amount equal to (x) the Proposed Price, in the case of a amount shall be paid by the Company (or its transferee) in cash or a cash equivalent within sixty (60) days following its receipt of the Optionee’s Transfer Notice, For purposes of the foregoing, cancellation of any indebtedness of the Optionee to the Company shall be treated as payment to the Optionee in cash to the extent of the unpaid principal and any accrued interest canceled.

4.6. Failure to Exercise Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Optionee otherwise agree) within the period specified in. Section 4.4 above, the Optionee may conclude a Transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions and to the Proposed Transferee described in the Transfer Notice, provided such Transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Optionee and the Proposed Transferee (in a form satisfactory to the Company) that the Transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed Transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in this Section 4.

4.7. Transferees of Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such Transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Agreement, including this Section 4 providing for the Right of First Refusal with respect to any subsequent Transfer. Any sale or transfer of any Shares shall be void unless the provisions of this Section 4 are met.

4.8. Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.

4.9. Early Termination of Right of First Refusal. The other provisions of this Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon the existence of a public market for the class of shares subject to the Right of First Refusal. A market” shall be deemed to exist if such stock is listed on a national securities exchange, as that tem,. is used in the Securities Exchange Act of 1934, as amended.

5.	ADJUSTMENT TO SHARES SUBJECT TO AGREEMENT; CHANGE OF CONTROL.

5.1. If, from time to time during the term of this Agreement, there is any stock dividend or liquidating dividend of cash or property, stock split, reverse stock split, recapitalization, reclassification or other similar change in the character or amount of any of the outstanding securities of the Company, then, in such event any and all new, substituted or, additional securities or other property to which the Optionee is entitled by reason of Optionee’s ownership of Shares will be immediately subject to the provisions of this Agreement on the same basis as all Shares originally acquired hereunder, and will be included in the word “Shares” for all purposes of this Agreement with the same force and effect as the Shares presently subject to this Agreement.

5.2. In addition, in the event of a Change of Control Transaction, the Option shall become an option to acquire the cash, securities or other property into which the Common Stock converted as a result of such Change of Control Transaction. The term “Change of Control Transaction” means a Business Combination in which (x) les than 50% of the outstanding voting securities of the Successor Entity immediately following the Closing of the Business Combination transaction are beneficially held by those persons and entities who beneficially held the voting securities of the Company immediately prior to such transaction as a result of or in exchange for such voting securities of the Company held immediately prior to such transaction; or (b) an existing shareholder (including its Affiliates) that held less than 50% of the outstanding voting securities of the Company prior to such transaction succeeds to ownership of more than 50% of the outstanding voting securities of the Company as a result of the transaction; the term “Business Combination” means a transaction or series of related transactions consummated within any period of ninety (90) days resulting in (i) the sale of all or substantially all of the assets of the Company, or (ii) a merger or consolidation or other reorganization in which the Company or a Subsidiary is a party. “Successor Entity” means a corporation or other entity that acquires all or substantially all of the assets of the Company, or which is the surviving or parent entity resulting from a Business Combination.

6.	EMPLOYMENT MATTERS.

Nothing in this Agreement will create in any manner whatsoever an employment agreement between Company and the Optionee, or any of its members, or affect in any manner the right or power of the Company, or a Parent Corporation or Subsidiary Corporation, to terminate the Optionee’s Service for any reason or no reason, with or without cause, subject to any other agreements between Company and the Optionee.

7.	RIGHTS AS A SHAREHOLDER.

The Optionee shall have no rights as a shareholder with respect to any Shares covered by the Option until the date of the issuance of a certificate for the Shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company (the “Issuance Date”). No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the Issuance Date. On the Issuance Date, the Optionee shall become the record holder of the Shares, entitled to dividends, if any, voting rights and other rights of a holder thereof, subject to the provisions of this Agreement.

8.	RESTRICTIONS ON ISSUANCE OF SHARES.

Notwithstanding any other provision of this Agreement to the contrary, no Shares shall be issued if the issuance or delivery of such shares would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of the Shares hereunder shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance and delivery of the Shares, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested.

9.	RESTRICTIONS ON TRANSFER OF SHARES.

No shares acquired pursuant to this Agreement may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Optionee), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law, in any manner which violates any of the nrnvicinnq of tilic Agreement nr arynlienble law The rnrrir,q-rtv chap not he rertnired to transfer on its books any shares which shall have been transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

10.	PUBLIC OFFERING.

The Optionee hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act. The Optionee agrees to execute any agreement requested by the underwriters of the Company to confirm such restrictions.

11.	LEGENDS.

The Company may at any time place legends referencing the Right of First Refusal and any applicable federal, state or foreign securities law restrictions on all certificates representing shares of stock subject to the provisions of this Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Agreement in the possession of the Optionee in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND REPURCHASE RIGHTS IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”

12.	MISCELLANEOUS.

12.1. Administration. All questions of interpretation concerning this Agreement shall be determined by the Board of Directors of the Company (the “Board”). All determinations by the Board.

12.2. Fractional Shares. No fractional shares shall be issued pursuant to this Agreement.

12.3. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail, with postage and fees prepaid, addressed to the other party at the address shown below that party’s signature or at such other address as such party may designate in writing from time to time to the other party.

12.4. Binding Effect. Subject to the restrictions on transfer set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

12.5. Entire Agreement; Amendment. This Agreement and the Purchase Agreement together constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein and there are no agreements or understandings between the Optionee and the Company with respect to such subject matter other than those as set forth or provided for herein and therein. No amendment or addition hereto will be deemed effective unless agreed to in writing by the parties hereto.

12.6. Specific Performance. The Optionee agrees that the Company will be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement in addition to any other remedies available to the Company,

12.7. Waiver. No failure on the part of any party to exercise or delay in exercising any right hereunder will be deemed a waiver thereof, nor will any such failure or delay, or any single or partial exercise of any such right, preclude any further or other exercise of such right or any other right.

12.8. Validity. If any provision of this Agreement, or the application thereof, is for any reason and to any extent determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement and the application of such provision will be interpreted so as best to reasonably effect the intent of the parties hereto.

12.9. Applicable Law. This Agreement shall be governed by the laws of the State of California, without regard to such state’s conflicts of laws.

THE COMPANY:	VOCERA COMMUNICATIONS, INC.

	By:	/s/ Martin J. Silver
	Name:	Martin J. Silver
	Title:	Chief Financial Officer

THE OPTIONEE:	DS CONSULTING ASSOCIATES, LLC

By:
Name:
Title:

[Signature Page to 2011 Stock Option Agreement]

THE COMPANY:	VOCERA COMMUNICATIONS, INC.

By:
Name:
Title:

THE OPTIONEE:	DS CONSULTING ASSOCIATES, LLC

	By:	/s/ David R. Strand
	Name:	David R. Strand
	Title:	Chief Manager

[Signature Page to 2011 Stock Option Agreement]

Optionee:

Date:

STOCK OPTION

EXERCISE NOTICE

Vocera Communications, Inc.

Attention: Chief Financial Officer

Ladies and Gentlemen:

1. Exercise of Option. The undersigned was granted a stock option (the “Option”) to purchase shares of the common stock of Vocera Communications, Inc. (the “Company”) pursuant to the 2011 Stock Option Agreement dated November ____, 2010 (the “Option Agreement”). The undersigned hereby elects to exercise the Option as to a total of __________ shares of the common stock of the Company (the “Shares”), which are fully vested shares.

2. Payments. Enclosed is full payment in the aggregate amount of $________ for the Shares in the manner set forth in the Option Agreement.

3. Binding Effect. The undersigned agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Option Agreement, including the Right of First Refusal set forth therein, to all of which the undersigned hereby expressly assents. This Agreement shall inure to the benefit of and be binding upon the undersigned’s heirs, executors, administrators, successors and assigns.

4. Transfer. The undersigned understand and acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act, an exemption from such registration is available, or they are sold in accordance with Rule 144 or Rule 701 under the Securities Act. The undersigned further understand and acknowledge that the Company is under no obligation to register the Shares. The undersigned understands that the certificate or certificates evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company.

The undersigned is aware that Rule 144, promulgated under the Securities Act, which peiniits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied. The undersigned understands that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon request.

1

The undersigned understands that it is purchasing the Shares pursuant to the terms of the undersigned’s Option Agreement, a copy of which I have received and carefully read and understand.

DS CONSULTING ASSOCIATES, LLC

By:
Name:
Title:

Receipt of the above is hereby acknowledged. VOCERA COMMUNICATIONS, INC.

By:
Name:
Title:

2